Quarterly Holdings Report
for
Fidelity® MSCI Communication Services Index ETF
April 30, 2023
T09-NPRT3-0623
1.9584818.109

Schedule of Investments April 30, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
		Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 11.4%
Alternative Carriers – 2.6%
Anterix, Inc. (a)		10,193	$ 321,895
Bandwidth, Inc. Class A (a)		17,707	215,494
Charge Enterprises, Inc. (a)		86,737	91,941
Cogent Communications Holdings, Inc.		32,789	2,263,753
EchoStar Corp. Class A (a)		25,784	440,133
Globalstar, Inc. (a)		553,868	501,805
Iridium Communications, Inc. (a)		61,828	3,924,223
Liberty Global PLC Class A (a)		117,920	2,300,619
Liberty Global PLC Class C (a)		161,851	3,292,049
Liberty Latin America Ltd. Class A (a)		28,611	253,780
Liberty Latin America Ltd. Class C (a)		113,980	1,012,142
Lumen Technologies, Inc.		445,633	1,056,150
			15,673,984
Integrated Telecommunication Services – 8.8%
AT&T, Inc.		1,317,787	23,285,296
ATN International, Inc.		8,845	319,924
Consolidated Communications Holdings, Inc. (a)		57,951	224,270
Frontier Communications Parent, Inc. (a)		120,465	2,715,281
IDT Corp. Class B (a)		14,974	497,287
Radius Global Infrastructure, Inc. Class A (a)		62,566	919,095
Verizon Communications, Inc.		646,883	25,118,467
			53,079,620
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES	68,753,604
ENTERTAINMENT – 21.6%
Interactive Home Entertainment – 5.6%
Activision Blizzard, Inc.		180,058	13,992,307
Electronic Arts, Inc.		72,707	9,254,147
Playstudios, Inc. (a)		64,602	282,957
ROBLOX Corp. Class A (a)		115,153	4,099,447
Take-Two Interactive Software, Inc. (a)		50,143	6,232,273
			33,861,131
Movies & Entertainment – 16.0%
AMC Entertainment Holdings, Inc. Class A (a)		367,002	2,018,511
Cinemark Holdings, Inc. (a)		84,516	1,426,630
Endeavor Group Holdings, Inc. Class A (a)		66,035	1,702,382
IMAX Corp. (a)		34,668	726,295
Liberty Media Corp-Liberty Braves Class A (a)		5,911	231,534

		Shares	Value

Liberty Media Corp-Liberty Braves Class C (a)		30,508	$ 1,159,914
Liberty Media Corp-Liberty Formula One Class C (a)		72,396	5,226,267
Lions Gate Entertainment Corp. Class A (a)		45,045	518,018
Lions Gate Entertainment Corp. Class B (a)		95,347	1,017,353
Live Nation Entertainment, Inc. (a)		59,664	4,044,026
Madison Square Garden Entertainment Corp. (a)		18,987	612,710
Madison Square Garden Sports Corp. Class A		11,314	2,268,457
Netflix, Inc. (a)		73,485	24,244,906
Roku, Inc. (a)		49,944	2,807,352
Sphere Entertainment Co. (a)		18,987	534,294
The Marcus Corp.		16,963	297,192
The Walt Disney Co. (a)		342,662	35,122,855
Vivid Seats, Inc. Class A (a)		19,014	136,521
Warner Bros Discovery, Inc. (a)		605,488	8,240,692
World Wrestling Entertainment, Inc. Class A		33,008	3,537,467
			95,873,376
TOTAL ENTERTAINMENT	129,734,507
INTERACTIVE MEDIA & SERVICES – 46.0%
Interactive Media & Services – 46.0%
Alphabet, Inc. Class A (a)		721,517	77,447,635
Alphabet, Inc. Class C (a)		625,883	67,733,058
Angi, Inc. (a)		56,514	129,982
Bumble, Inc. Class A (a)		73,901	1,345,737
Cargurus, Inc. (a)		67,138	1,103,749
Cars.com, Inc. (a)		49,510	968,911
Eventbrite, Inc. Class A (a)		62,274	452,732
EverQuote, Inc. Class A (a)		1,839	12,818
fuboTV, Inc. (a)		137,584	156,846
IAC, Inc. (a)		40,719	2,108,022
Match Group, Inc. (a)		82,373	3,039,564
MediaAlpha, Inc. Class A (a)		17,907	132,512
Meta Platforms, Inc. Class A (a)		431,183	103,621,898
Nextdoor Holdings, Inc. (a)		70,440	148,628
Pinterest, Inc. Class A (a)		191,974	4,415,402
QuinStreet, Inc. (a)		39,180	435,290
Shutterstock, Inc.		19,375	1,298,125
Snap, Inc. Class A (a)		353,435	3,078,419
TripAdvisor, Inc. (a)		78,258	1,387,514
Vimeo, Inc. (a)		107,970	355,221
Yelp, Inc. (a)		54,129	1,619,540
Ziff Davis, Inc. (a)		32,464	2,374,417
ZipRecruiter, Inc. Class A (a)		28,117	476,302

Quarterly Report	2

Common Stocks – continued
		Shares	Value
INTERACTIVE MEDIA & SERVICES – continued
Interactive Media & Services – continued
ZoomInfo Technologies, Inc. (a)		102,490	$ 2,245,556
TOTAL INTERACTIVE MEDIA & SERVICES	276,087,878
MEDIA – 17.0%
Advertising – 3.6%
Advantage Solutions, Inc. (a)		61,515	78,739
Boston Omaha Corp. Class A (a)		15,290	312,833
Clear Channel Outdoor Holdings, Inc. (a)		255,175	324,072
Magnite, Inc. (a)		92,059	865,355
Omnicom Group, Inc.		65,281	5,912,500
PubMatic, Inc. Class A (a)		31,148	425,482
Stagwell, Inc. (a)		71,485	444,637
TechTarget, Inc. (a)		21,548	734,571
The Interpublic Group of Cos., Inc.		139,666	4,990,266
The Trade Desk, Inc. Class A (a)		115,919	7,458,229
Thryv Holdings, Inc. (a)		15,969	358,664
			21,905,348
Broadcasting – 3.3%
AMC Networks, Inc. Class A (a)		21,854	386,597
Fox Corp. Class A		123,217	4,098,197
Fox Corp. Class B		97,499	2,977,619
Gray Television, Inc.		59,456	458,406
iHeartMedia, Inc. Class A (a)		88,712	307,831
Nexstar Media Group, Inc.		19,180	3,326,771
Paramount Global Class B		199,196	4,647,243
Sinclair Broadcast Group, Inc. Class A		33,977	675,802
TEGNA, Inc.		148,548	2,540,171
The E.W. Scripps Co. Class A (a)		41,420	349,171
			19,767,808
Cable & Satellite – 8.5%
Altice USA, Inc. Class A (a)		166,649	583,271
Cable One, Inc.		2,765	2,097,004
Charter Communications, Inc. Class A (a)		27,214	10,033,802
Comcast Corp. Class A		648,838	26,842,428
DISH Network Corp. Class A (a)		148,517	1,115,363
Liberty Broadband Corp. Class C (a)		46,881	3,974,571
Liberty Media Corp-Liberty SiriusXM Class A (a)		56,112	1,576,747
Liberty Media Corp-Liberty SiriusXM Class C (a)		89,701	2,506,246
Sirius XM Holdings, Inc.		538,870	2,047,706
WideOpenWest, Inc. (a)		40,671	464,869
			51,242,007
Publishing – 1.6%
John Wiley & Sons, Inc. Class A		34,570	1,333,365

		Shares	Value

News Corp. Class A		200,688	$ 3,534,116
Scholastic Corp.		22,590	869,037
The New York Times Co. Class A		92,048	3,658,908
			9,395,426
TOTAL MEDIA	102,310,589
WIRELESS TELECOMMUNICATION SERVICES – 3.7%
Wireless Telecommunication Services – 3.7%
Gogo, Inc. (a)		44,730	599,829
Shenandoah Telecommunications Co.		36,765	765,080
Telephone & Data Systems, Inc.		78,195	781,950
T-Mobile US, Inc. (a)		136,102	19,585,078
United States Cellular Corp. (a)		12,069	256,345
TOTAL WIRELESS TELECOMMUNICATION SERVICES	21,988,282
TOTAL COMMON STOCKS (Cost $685,078,537)			598,874,860

Preferred Stock – 0.1%
		Principal Amount
COMMUNICATION SERVICES – 0.1%
Entertainment – 0.1%
AMC Entertainment Holdings, Inc. 0.000% (a)		$ 399,264	598,896
TOTAL PREFERRED STOCKS (Cost $2,449,463)	598,896

Money Market Fund – 0.2%
		Shares
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.69% (b) (Cost $1,190,000)		1,190,000	1,190,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $688,718,000)	600,663,756
NET OTHER ASSETS (LIABILITIES) (c) – (0.0%)	(210,186)
NET ASSETS – 100.0%	$ 600,453,570

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $60,500 of cash collateral to cover margin requirements for futures contracts.
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Communication Service Select Sector Index Contracts (United States)	11	June 2023	$866,938	$20,738	$20,738
The notional amount of futures purchased as a percentage of Net Assets is 0.1%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Quarterly Report	4

For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
5	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
Quarterly Report	6